UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 19, 2026

Maximus, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12997				54-1000588
(State or other jurisdiction of incorporation)	(Commission File Number)				(I.R.S. Employer Identification No.)

1600 Tysons Boulevard	McLean	,	VA		22102
(Address of principal executive offices)					(Zip Code)

Registrant's telephone number, including the area code			(703)	251-8500

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Definitive Material Agreement.
Agile Defense Acquisition
On October 19, 2026, Maximus Federal Services, Inc. (“Maximus Federal”), a wholly owned subsidiary of Maximus, Inc. (the “Company”) entered into a definitive Equity Purchase Agreement (“Purchase Agreement”) to acquire all of the outstanding equity interests (the “Equity”) of Agile Defense, LLC, a Delaware limited liability company (“Agile”), and certain subsidiaries and affiliates of Agile (the “Agile Affiliates” and together with Agile, “Agile Defense”), from Arclight Equity Holdings, LLC, a Delaware limited liability company (“Seller”), subject to the satisfaction or waiver of the conditions set forth in the Purchase Agreement. The Company is a guarantor of the payment obligations of Maximus Federal under the Purchase Agreement. Upon consummation of the acquisition under the Purchase Agreement (the “Acquisition”), Agile and the acquired Agile Affiliates will become direct and indirect wholly owned subsidiaries of the Company. The Acquisition is anticipated to close in the Company’s first quarter of fiscal year 2027, subject to customary closing conditions.
At the closing of the Acquisition, the Company will pay to Seller, in consideration for the Equity, a cash purchase price of $660 million, reduced by (i) the amount of the Agile Defense indebtedness and (ii) an amount to cover certain Agile Defense transaction expenses. The purchase price is subject to adjustment based on the closing date working capital and cash of Agile Defense and other balance sheet items. In addition, Seller would be entitled to receive additional contingent payments of up to $50 million in the aggregate if the acquired Agile Defense business achieves certain revenue milestones during the twelve-month period following the closing date. Any earnout payments will be calculated in accordance with the methodology set forth in the Purchase Agreement and will be payable following determination of the applicable financial results.
Neither the Purchase Agreement nor the completion of the Acquisition is subject to the approval of the Company’s shareholders. The completion of the Acquisition is subject to customary conditions, including among others, (i) the representations and warranties made by the parties in the Purchase Agreement being materially true and correct as described in the Purchase Agreement, (ii) the performance by each party of its covenants and agreements under the Purchase Agreement, (iii) the expiration or termination of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iv) the absence of any law or order or governmental action pending before a governmental authority that would restrain or prevent the consummation of any of the transactions contemplated under the Purchase Agreement and (v) the absence of a material adverse effect on Agile Defense.
The Purchase Agreement contains customary representations, warranties and covenants by the parties. During the period between the date of the Purchase Agreement and the closing of the Acquisition, the Purchase Agreement provides that, among other undertakings, Agile Defense will conduct its business and cause its subsidiaries to conduct their respective businesses in the ordinary course and consistent with past practice.
As security for certain indemnification obligations of Seller, $15 million of the purchase price (the “Escrow Account”) will be held by a third party escrow agent and a buyer’s representations and warranties insurance policy with limits of $100 million will be put in place at closing. Additionally, $8 million of the purchase price will be deposited in the Escrow Account to be available to satisfy post-closing adjustments in the purchase price in accordance with the Purchase Agreement.
The Purchase Agreement contains termination rights for both Maximus Federal and Seller, including that either party may terminate the Purchase Agreement if the Acquisition has not closed by December 18, 2026, subject to the right of either party to extend such date for an additional 45-day period if the closing conditions related to the expiration of the waiting period under the HSR Act or absence of governmental orders have not been satisfied.
The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the text of the Purchase Agreement, which is filed as Exhibit 2.1 to this report and incorporated by reference in this Item 1.01.
The representations and warranties of the parties in the Purchase Agreement have been made solely for the benefit of the other parties to the Purchase Agreement, and are not intended to be, and should not be, relied upon by shareholders of the Company; should not be treated as categorical statements of fact, but rather as a way of allocating risk between the parties; in some cases have been qualified by disclosures that were made to the other parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement; may apply standards of materiality in a way that may differ from standards of materiality applied by investors; and were made only as of the date of the Purchase Agreement or as of such other date or dates as may be specified in the Purchase Agreement, and are subject to developments occurring after those dates.

Item 2.02    Results of Operations and Financial Condition.
On October 20, 2026, the Company announced, without accounting for the Acquisition, a preliminary ratio of debt, net of allowed cash, to consolidated EBITDA (as defined in the Company's credit agreement) for the quarter ended September 30, 2026, of 1.7x. The Company also announced, when accounting for the Acquisition, a preliminary ratio of debt, net of allowed cash, to consolidated EBITDA for the quarter ended September 30, 2026, of between 2.2x and 2.3x, which remains within the Company's target net leverage ratio of 2x to 3x.
Preliminary Financial Information
The financial information above is preliminary, unaudited, based on currently available information, and subject to adjustment in the final financial statements to be filed with the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2026. The preliminary information set forth above reflect preliminary, unaudited estimates based solely on currently available information, which is subject to change. Such preliminary information is subject to the finalization of year-end financial and accounting procedures. While carrying out such procedures, the Company may identify items that would require it to make adjustments to the preliminary estimates of financial information set forth above. As a result, the Company’s actual financial results could differ from the information set forth herein and such differences could be material. Moreover, preliminary and estimated financial results should not be viewed as a substitute for the Company’s full annual financial statements for the fiscal year ended September 30, 2026, which will be prepared in accordance with U.S. GAAP.
Non-GAAP Information
Consolidated EBITDA is a non-GAAP measure, and a description and details as to how it is calculated will be included with the Company's forthcoming Form 10-K for the fiscal year ended September 30, 2026. The presentation of this non-GAAP measure is not meant to be considered in isolation, nor as an alternative to net income as a measure of performance. This non-GAAP financial measure, as determined and presented by the Company, may not be comparable to related or similarly titled measures presented by other companies.
The information contained in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01     Regulation FD Disclosure.
On October 19, 2026, the Company issued a press release announcing the foregoing transactions. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.		Description
2.1	†	Equity Purchase Agreement dated as of October 19, 2026 by and among Maximus Federal Services, Inc., a Virginia corporation, Arclight Equity Holdings, LLC, a Delaware limited liability company, Agile Defense Blocker Co., Inc., a Delaware corporation, Agile Defense, LLC, a Delaware limited liability company, IntelliBridge, LLC, a Maryland limited liability company, IntelliBridge Corp., a Delaware corporation, and, solely for purposes of Section 12.16, MAXIMUS, Inc., a Virginia corporation.
99.1		Press release dated October 19, 2026.
104		Inline XBRL for the cover page of this Current Report on Form 8-K.
________________________

† Certain schedules and attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedules or attachments to the Securities and Exchange Commission upon request.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, Section 27A of the Securities Act of 1933 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and often can be identified by the use of forward-looking terminology such as the words "anticipate," "intend," "plan," "goal," "seek," "on track," "opportunity," "could," "potential," "believe," "project," "estimate," "expect," "continue," "forecast," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Forward-looking statements in this Current Report are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed Acquisition and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by the Company and the Seller, all of which are subject to change. Forward-looking statements in this Current Report may relate to, without limitation, the Company’s preliminary financial information (as described above); the expected timing and likelihood of completion of the proposed Acquisition; the timing and result of various regulatory proceedings related to the proposed Acquisition; and the impact of increased or increasing transaction and financing costs associated with the proposed Acquisition or otherwise.
Forward-looking statements involve risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, the following: the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the Purchase Agreement for the proposed Acquisition; the risk that potential legal proceedings may be instituted against the Company, Maximus Federal, Agile Defense or the Seller and result in significant costs of defense, indemnification or liability; the possibility that the proposed Acquisition does not close when expected or at all because required regulatory approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed Acquisition); the risk that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth from the proposed Acquisition or that any of the foregoing may take longer to realize or be more costly to achieve than expected; disruption to the parties’ businesses as a result of the announcement and pendency of the proposed Acquisition; the costs associated with the anticipated length of time of the pendency of the proposed Acquisition, including the restrictions contained in the Purchase Agreement on the ability of each of Company or the Seller to operate their respective businesses outside the ordinary course consistent with past practice during the pendency of the proposed Acquisition; the diversion of the Company management teams’ attention and time from ongoing business operations and opportunities on acquisition-related matters; the risk that the integration of Agile Defense’s operations will be materially delayed or will be more costly or difficult than expected or that the Company is otherwise unable to successfully integrate Agile Defense’s businesses into its businesses; the possibility that the proposed Acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of the Company’s or the Seller’s customers, suppliers, employees, labor unions or other business partners, including those resulting from the announcement or completion of the proposed Acquisition; a material adverse change in the business, condition or results of operations of the Company or the Seller; changes in domestic or international economic, political or business conditions; the Company’s ability to successfully implement their respective operational, productivity and strategic initiatives; the outcome of claims, litigation, governmental proceedings and investigations involving the Company, Maximus Federal, Agile Defense or the Seller.
Forward-looking statements in this Current Report are qualified by and should be read together with, the risk factors set forth above and the risk factors included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed on November 20, 2025, and subsequent filings with the Securities and Exchange Commission, including the Company’s forthcoming Annual Report on Form 10-K for the fiscal year ended September 30, 2026, copies of which are, or will be, available free of charge on the Company’s website at investor.maximus.com, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements.
The forward-looking statements in this Current Report are based only on information currently available to us and speaks only as of the date on which it is made. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maximus, Inc.
(Registrant)

Date: October 20, 2026	/s/ Elizabeth Moellering
Elizabeth Moellering
General Counsel and Corporate Secretary

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